Exhibit 99.3

OLENOX INDUSTRIES INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

INTRODUCTION

On May 26, 2026, Olenox Industries Inc. (the “Company” or “Olenox”) completed its acquisition of CS Digital Ventures LLC (“CS Digital”) pursuant to the Purchase Agreement (the “Acquisition”). The aggregate consideration payable by the Company consists of (i) US$30,000,000 in upfront consideration payable at closing, comprised of US$14,000,000 in newly issued shares of the Company’s Series D Preferred Stock, being 140,000 shares issued at a stated value of $100.00 per share and a US$16,000,000 unsecured promissory note issued to the Sellers (the “Seller Note”), (ii) warrants to purchase an aggregate of 1,500,000 shares of the Company’s common stock in three equal tranches of 500,000 shares each at exercise prices of $5.00, $7.00 and $9.00 per share (the “Warrants”), and (iii) up to an additional US$20,000,000 in shares of Series D Preferred Stock (the “Earnout Shares”) issuable upon the achievement of two post-closing milestones tied to cumulative revenue and cumulative Adjusted EBITDA of CS Digital.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The Company is a smaller reporting company and prepares this information pursuant to Rule 8-05 of Regulation S-X, which requires compliance with Rules 11-01 through 11-03 and permits the information to be condensed pursuant to Rule 8-03(a).

The unaudited pro forma condensed combined balance sheet as of March 31, 2026 gives effect to the Acquisition as if it had occurred on March 31, 2026. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and for the three months ended March 31, 2026 give effect to the Acquisition as if it had occurred on January 1, 2025, the first day of the earliest period presented.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only. It is not necessarily indicative of the operating results or financial position that would have been achieved had the Acquisition been completed on the dates indicated, and it does not purport to project the future operating results or financial position of the combined company.

This information should be read together with the Company’s audited consolidated financial statements and related notes for the year ended December 31, 2025, the Company’s unaudited condensed consolidated financial statements for the three months ended March 31, 2026, and the historical financial statements of CS Digital filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A.

OLENOX INDUSTRIES INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2026

	Olenox Industries Inc. (Historical)	CS Digital Ventures LLC (Historical)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	30,883	1,862,219	—		1,893,102
Accounts receivable, net	305,282	—	—		305,282
Digital assets	—	631,615	—		631,615
Contract assets	103,736	—	—		103,736
Inventories	329,978	—	—		329,978
Prepaid expenses and other current assets	447,039	4,073	—		451,112
Total current assets	1,216,918	2,497,907	—		3,714,825
Non-current assets:
Oil and gas assets, full cost accounting, net	3,923,164	—	—		3,923,164
Property, plant and equipment, net	4,672,024	27,264,074	—		31,936,098
Project development costs and other non-current assets	340,744	—	—		340,744
Right-of-use asset, net	218,934	—	—		218,934
Intangible assets, net	5,579,563	—	—		5,579,563
Goodwill	17,449,429	—	20,771,093	4(a)	38,220,522
Certificate of deposit, restricted	2,000,000	—	—		2,000,000
Security deposits and other non-current assets	—	2,274,534	—		2,274,534
Total non-current assets	34,183,858	29,538,608	20,771,093		84,493,559
Total Assets	35,400,776	32,036,515	20,771,093		88,208,384
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	12,750,723	692,365	—		13,443,088
Contract liabilities and deferred revenue	945,964	—	—		945,964
Lease liability, current maturities	179,476	—	—		179,476
Due to affiliates	1,242,772	—	—		1,242,772
Line of credit	2,001,667	—	—		2,001,667
Derivative liabilities	72,157	—	—		72,157
Convertible notes payable	1,125,000	—	—		1,125,000
Current portion of long-term notes payable	4,866,664	—	—		4,866,664
Short term notes payable, net	1,464,612	—	—		1,464,612
Total current liabilities	24,649,035	692,365	—		25,341,400
Long-term notes payable, net of current portion	636,904	15,202,424	(15,202,424)	4(d)	636,904
Seller Note payable	—	—	16,000,000	4(b)	16,000,000
Contingent consideration liability	—	—	15,399,703	4(c)	15,399,703
Warrant liability	—	—	—		—
Deferred tax liability	—	—	—		—
Lease liability, net of current maturities	56,501	—	—		56,501
Asset retirement obligations	1,871,180	—	—		1,871,180
Total liabilities	27,213,620	15,894,789	16,197,279		59,305,688
Stockholders’ equity:
Series A Preferred stock	3,809,640	—	—		3,809,640
Series B Preferred stock	2,084	—	—		2,084
Series C Preferred stock	4,589	—	—		4,589
Series D Preferred stock	—	—	140,000	4(b)	140,000
Common stock	10,002	—	—		10,002
Additional paid-in capital	124,471,234	—	20,575,540	4(b)	145,046,774
Treasury stock, at cost	(92,396)	—	—		(92,396)
Accumulated deficit	(120,017,997)	—	—		(120,017,997)
Members’ equity — CS Digital Ventures LLC	—	16,141,726	(16,141,726)	4(a)(d)	—
Total stockholders’ equity	8,187,156	16,141,726	4,573,814		28,902,696
Total Liabilities and Stockholders’ Equity	35,400,776	32,036,515	20,771,093		88,208,384

See the accompanying notes to the unaudited pro forma condensed combined financial information.

OLENOX INDUSTRIES INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Olenox Industries Inc. (Historical)	CS Digital Ventures LLC (Historical)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Revenue:
Revenues, net	2,952,578	20,634,274	—		23,586,852
Cost of revenues	7,243,081	15,422,437	—		22,665,518
Gross profit (loss)	(4,290,503)	5,211,837	—		921,334
Operating expenses:
Payroll and related expenses	2,775,864	562,668	—		3,338,532
General and administrative expenses	6,617,372	5,043,960	—		11,661,332
Impairment loss	—	—	—		—
Marketing and business development expense	384,602	170,610	—		555,212
Change in fair value of bitcoin	—	(297,348)	—		(297,348)
Transaction costs	—	—	—		—
Total operating expenses	9,777,838	5,479,890	—		15,257,728
Loss from operations	(14,068,341)	(268,053)	—		(14,336,394)
Other income (expense):
Interest expense	(2,904,992)	(1,380,750)	(219,250)	4(b)(d)	(4,504,992)
Gain (loss) on debt extinguishment, net	(4,648,282)	—	—		(4,648,282)
Legal settlement	2,000,000	—	—		2,000,000
Change in fair value of derivatives	2,538,248	—	—		2,538,248
Loss on initial recognition of derivatives	(4,275,231)	—	—		(4,275,231)
Gain on settlement of derivatives	2,253,638	—	—		2,253,638
Other income	284,770	4	—		284,774
Total other income (expense)	(4,751,849)	(1,380,746)	(219,250)		(6,351,845)
Loss before income taxes	(18,820,190)	(1,648,799)	(219,250)		(20,688,239)
Provision for (benefit from) income taxes	—	—	—		—
Net loss from continuing operations	(18,820,190)	(1,648,799)	(219,250)		(20,688,239)
Series D Preferred Stock dividends and accretion	—	—	—		—
Net loss from continuing operations attributable to common stockholders	(18,820,190)	(1,648,799)	(219,250)		(20,688,239)
Weighted average common shares outstanding — basic and diluted	113,908				113,908
Net loss per share from continuing operations — basic and diluted	(165.22)				(181.62)

See the accompanying notes to the unaudited pro forma condensed combined financial information.

OLENOX INDUSTRIES INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2026

	Olenox Industries Inc. (Historical)	CS Digital Ventures LLC (Historical)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Revenue:
Revenues, net	285,313	3,981,070	—		4,266,383
Cost of revenues	486,146	3,544,314	—		4,030,460
Gross profit (loss)	(200,833)	436,756	—		235,923
Operating expenses:
Payroll and related expenses	692,380	183,783	—		876,163
General and administrative expenses	1,908,492	404,622	—		2,313,114
Impairment loss	—	—	—		—
Marketing and business development expense	81,409	62,745	—		144,154
Change in fair value of bitcoin	—	357,510	—		357,510
Transaction costs	—	—	—		—
Total operating expenses	2,682,281	1,008,660	—		3,690,941
Loss from operations	(2,883,114)	(571,904)	—		(3,455,018)
Other income (expense):
Interest expense	(365,757)	(398,361)	(1,639)	4(b)(d)	(765,757)
Gain (loss) on debt extinguishment, net	583,726	—	—		583,726
Legal settlement	—	—	—		—
Change in fair value of derivatives	(1,355)	—	—		(1,355)
Loss on initial recognition of derivatives	—	—	—		—
Gain on settlement of derivatives	—	—	—		—
Other income	776	—	—		776
Total other income (expense)	217,390	(398,361)	(1,639)		(182,610)
Loss before income taxes	(2,665,724)	(970,265)	(1,639)		(3,637,628)
Provision for (benefit from) income taxes	—	—	—		—
Net loss from continuing operations	(2,665,724)	(970,265)	(1,639)		(3,637,628)
Deemed dividend for preferred shareholders	395,967	—	—		395,967
Net loss from continuing operations attributable to common stockholders	(3,061,691)	(970,265)	(1,639)		(4,033,595)
Weighted average common shares outstanding — basic and diluted	698,387				698,387
Net loss per share from continuing operations — basic and diluted	(4.38)				(5.78)

See the accompanying notes to the unaudited pro forma condensed combined financial information.

OLENOX INDUSTRIES INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1 — BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended, and is presented pursuant to Rule 8-05 of Regulation S-X applicable to smaller reporting companies. The Acquisition is accounted for as a business combination using the acquisition method of accounting in accordance with ASC 805, Business Combinations, with Olenox identified as the accounting acquirer.

Under the acquisition method, the total consideration transferred is measured at acquisition-date fair value and allocated to the identifiable assets acquired and liabilities assumed based on their acquisition-date fair values, with any excess recorded as goodwill. Pro forma adjustments reflect only transaction accounting adjustments.

The historical financial information of CS Digital for the year ended December 31, 2025 was derived from its audited financial statements as of and for the years ended December 31, 2025. The historical financial information of CS Digital as of and for the three months ended March 31, 2026 was derived from its condensed financial statements as of and for the three months ended March 31, 2026. CS Digital is a limited liability company and recorded no provision for income taxes.

NOTE 2 — CONSIDERATION TRANSFERRED

The fair value of the consideration transferred at the May 26, 2026 acquisition date is as follows:

Series D Preferred Stock issued (140,000 shares at $100.00 stated value)	$14,000,000
Seller Note	16,000,000
Warrants to purchase 1,500,000 shares of common stock	6,715,540
Contingent consideration — Earnout Shares	15,399,703
Total consideration transferred	$52,115,243

The Warrants were valued using the Black-Scholes-Merton model as of the acquisition date, using the quoted closing price of the Company’s common stock of $4.90, expected volatility of 156.10% derived from the five years of realized volatility ended on the measurement date, a risk-free rate of 4.19%, no expected dividend yield, and the five-year contractual term of the instruments. Because the Warrants were issued as consideration transferred in a business combination, they are measured at fair value under ASC 805-30-30-7 and ASC 820 rather than as share-based compensation, and the contractual term is used consistent with the market participant perspective required by ASC 820-10-35-9. The Warrants are equity classified under ASC 815-40 and are not subsequently remeasured.

The Earnout Shares comprise up to $20,000,000 of Series D Preferred Stock issuable on the achievement of two milestones: cumulative revenue of CS Digital of $10,000,000, measured against a benchmark rate of $1,250,000 per month, and cumulative Adjusted EBITDA of CS Digital of $10,000,000, measured against a benchmark rate of $400,000 per month. The arrangement contains no expiry, and the related shares remain issuable whenever a threshold is reached. The fair value was accordingly estimated by reference to the expected time to achievement of each threshold across a range of performance outcomes, discounted at 14.0%, being a risk-free rate of 4.0% plus a counterparty credit spread of 10.0%, and adjusted for the probability that payment is ultimately made. Expected achievement is approximately 6.5 months for the revenue milestone and approximately 22.5 months for the Adjusted EBITDA milestone. The undiscounted range of possible outcomes is $0 to $20,000,000.

NOTE 3 — PRELIMINARY PURCHASE PRICE ALLOCATION

The consideration transferred has been allocated on a preliminary basis to the identifiable assets acquired and liabilities assumed based on their carrying amounts at the May 26, 2026 acquisition date, which the Company has used as a proxy for fair value pending completion of its valuation procedures.

Cash and cash equivalents	$514,751
Prepaid expenses	35,240
Cryptocurrency holdings	1,296,413
Property and equipment, net	26,651,059
Security deposits and other non-current assets	2,274,534
Total identifiable assets acquired	30,771,997
Accounts payable and accrued expenses	(106,895)
Total liabilities assumed	(106,895)
Net identifiable assets acquired	30,665,102
Goodwill	$21,450,140

The purchase price allocation is preliminary and incomplete. The Company has not completed the valuations required to determine the acquisition-date fair values of the acquired digital assets, the acquired bitcoin mining equipment, or any identifiable intangible assets, nor has it completed its assessment of the income tax consequences of the Acquisition or the fair value of the consideration transferred. The Company expects to finalize the allocation within the measurement period, which will not exceed one year from the acquisition date. The final amounts recorded may differ materially from those presented, and any such difference would change goodwill and, where an amortizable or depreciable asset is recognized, the pro forma statements of operations.

NOTE 4 — PRO FORMA ADJUSTMENTS

(a)	To record the preliminary allocation of the consideration transferred, comprising the recognition of goodwill of $20,771,093 measured as of the pro forma balance sheet date and the elimination of the members’ equity of CS Digital of $31,344,150, being its historical members’ equity of $16,141,726 together with the $15,202,424 credited to members’ equity by adjustment (d).

(b)	To record the issuance of 140,000 shares of Series D Preferred Stock at a stated value of $100.00 per share, recorded as $140,000 of par value and $13,860,000 within additional paid-in capital, and the Seller Notes of $16,000,000, in each case as consideration, and the related pro forma interest expense on the Seller Note of $1,600,000 for the year ended December 31, 2025 and $400,000 for the three months ended March 31, 2026. The Seller Note bears interest at 10.0% per annum, is payable interest-only commencing 90 days after closing, and matures with all principal and remaining interest due on May 26, 2029. The Seller Note is recorded at its face amount, the stated rate having been determined to approximate a market rate.

(c)	To record the Warrants of $6,715,540 within additional paid-in capital and the Earnout Shares of $15,399,703 as a contingent consideration liability. The Earnout Shares represent an obligation that the Company may settle by issuing a variable number of its own equity shares for an amount based on a fixed monetary value, and are classified as a liability. Subsequent changes in the fair value of the contingent consideration will be recognized in earnings; no such changes are reflected in the pro forma statements of operations.

(d)	To reflect the contribution of CS Digital’s related-party member loan of $15,202,424, comprising $14,987,838 of principal and $214,586 of interest capitalized into the loan balance, into members’ equity. On April 23, 2026, in anticipation of the Acquisition, the obligation was extinguished in full through a debt-for-equity exchange under which the holder received 6,000,000 Class B Units of CS Digital, representing a 6% interest. No cash was paid and the obligation was not assumed by the Company, and it is therefore excluded from the liabilities assumed in the preliminary purchase price allocation in Note 3. The pro forma statements of operations reflect the reversal of the related historical interest expense of $1,380,750 for the year ended December 31, 2025 and $398,361 for the three months ended March 31, 2026, consistent with the loan having been converted on January 1, 2025.

(e)	Transaction costs incurred in connection with the Acquisition are expensed as incurred in accordance with ASC 805-10-25-23. No amount is reflected in the pro forma statements of operations beyond the amounts already recognized in the historical statements.

(f)	To record the income tax effect of the pro forma adjustments. CS Digital is a limited liability company that recorded no historical tax provision because its net earnings or losses are reported by its members. An effective rate of 0% has therefore been applied.

(g)	No incremental depreciation has been recorded, as no fair value adjustments to the acquired property and equipment has been determined. CS Digital’s bitcoin mining equipment is carried at $26,651,059 net of accumulated depreciation of $10,495,248 at the acquisition date.

(h)	No amortization has been recorded, as no identifiable intangible assets have been recognized separately from goodwill as the valuation of remains incomplete.

NOTE 5 — NON-RECURRING ITEMS

Rule 11-02(a)(11)(i) requires disclosure of material non-recurring items included in the pro forma statements of operations that will not recur beyond twelve months following the Acquisition. The pro forma statement of operations for the year ended December 31, 2025 includes the following amounts of the Company that are not expected to recur: a loss on debt extinguishment of $4,648,282, a legal settlement gain of $2,000,000, a loss on initial recognition of derivatives of $4,275,231, a gain on settlement of derivatives of $2,253,638 and a change in the fair value of derivatives of $2,538,248. The pro forma statement of operations for the three months ended March 31, 2026 includes a net gain on debt extinguishment of $583,726 that is not expected to recur.

NOTE 6 — PRO FORMA NET LOSS PER SHARE

Pro forma basic and diluted net loss per share from continuing operations has been calculated using the Company’s historical weighted average common shares outstanding, as the consideration transferred consists of Series D Preferred Stock, a promissory note and warrants rather than common stock. The Warrants and the Series D Preferred Stock have been excluded from the computation of diluted net loss per share because their effect would be anti-dilutive in a period of net loss; basic and diluted amounts are therefore identical.

Year ended December 31, 2025
Pro forma net loss from continuing operations attributable to common stockholders	$(20,688,239)
Weighted average common shares outstanding — basic and diluted	113,908
Pro forma net loss per share — basic and diluted	$(181.62)

Three months ended March 31, 2026
Pro forma net loss from continuing operations attributable to common stockholders	$(4,033,595)
Weighted average common shares outstanding — basic and diluted	698,387
Pro forma net loss per share — basic and diluted	$(5.78)